                                                                       EXHIBIT A

                          UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS




The following unaudited pro forma condensed combined statements of operations for the year ended June 30, 1996 and the nine months ended March 31, 1997, and the unaudited pro forma condensed combined balance sheet as of March 31, 1997, give retroactive effect to the exchange of shares resulting in Swissray International, Inc. becoming the sole owner of all the shares of Empower, Inc. The unaudited pro forma condensed combined statements of operations give retroactive effect to the foregoing transactions as if they had occurred at the beginning of each period presented and the pro forma condensed combined balance sheet gives retroactive effect to such transaction as of March 31, 1997. The pro forma statements do not purport to represent what the Company's results of operations and financial condition would actually have been if the foregoing transactions had actually been consummated on such dates, or project the Company's results of operations or financial condition for any future period or date.

                          SWISSRAY INTERNATIONAL, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 MARCH 31, 1997






                                                      Historical
                                            ----------------------------------
                                              Swissray
                                            International          Empower             Pro Forma             Pro Forma
                                                Inc.                 Inc.              Adjustments           Combined
                                            -------------       --------------         -----------         -------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                   $ 1,871,230         $    3,292                                $  1,874,522
  Accounts and notes receivable                 3,591,326          1,559,246                                   5,150,572
  Provision for doubtful accounts                 (86,531)           (65,906)                                   (152,437)
  Inventories                                   6,320,228            280,115                                   6,600,343
  Prepaid expenses                              1,418,615             66,599                                   1,485,214
                                              -----------         ----------                                 -----------

  TOTAL CURRENT ASSETS                         13,114,868          1,843,346                                  14,958,214
                                              -----------         ----------                                 -----------

PROPERTY, PLANT AND EQUIPMENT:
  Cost or adjusted basis                        1,541,531            901,131                                   2,442,662
  Accumulated depreciation                        353,999            735,585                                   1,089,584
                                              -----------         ----------                                 -----------

  NET PROPERTY, PLANT
    AND EQUIPMENT                               1,187,532            165,546                                   1,353,078
                                              -----------         ----------                                 -----------

INTANGIBLE ASSETS:
  Licensing agreement                           4,966,575             -                                        4,966,575
  All other                                       731,632             -                                          731,632
  Accumulated amortization                       (857,363)            -                                         (857,363)
                                              -----------         ----------                                 -----------

  NET INTANGIBLE ASSETS                         4,840,844             -                                        4,840,844
                                              -----------         ----------                                 -----------

OTHER ASSETS:
  Long-term receivables                         1,955,100             -                                        1,955,100
  All other                                        17,313             34,438         (1) $ 200,000                51,751
                                              -----------         ----------                                 -----------
                                                                                     (2)  (200,000)

  TOTAL OTHER ASSETS                            1,972,413             34,438                                   2,006,851
                                              -----------         ----------                                 -----------


TOTAL ASSETS                                  $21,115,657         $2,043,330                                 $23,158,987
                                              ===========         ==========                                 ===========

                                                         Historical
                                            ----------------------------------
                                              Swissray
                                            International           Empower             Pro Forma            Pro Forma
                                               Inc.                   Inc.              Adjustments          Combined
                                            -------------         ------------          -----------         ------------
LIABILITIES AND STOCKHOLDERS'
  EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Accounts and notes payable                 $  4,677,144         $  1,381,167                              $  6,058,311
  Notes payable - banks                         1,926,952              475,000                                 2,401,952
  Loan payable and
    convertible debenture                       2,079,865               -                                      2,079,865
                                             ------------         ------------                              ------------

  TOTAL CURRENT LIABILITIES                     8,683,961            1,856,167                                10,540,128
                                             ------------         ------------                              ------------

LONG-TERM LIABILITIES:
  Notes payable                                    -                    37,770                                    37,770
  Due to related parties                           -                   301,838                                   301,838
                                             ------------         ------------                              ------------

  TOTAL LONG-TERM LIABILITIES                      -                   339,608                                   339,608
                                             ------------         ------------                              ------------

STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock                                    177,978                7,500       (1) $   800                 178,778
                                                                                     (2)  (7,500)
  Additional paid-in capital                   25,672,921              596,582       (1) 199,200              26,276,203
                                                                                     (2)(192,500)
  Accumulated deficit                         (11,533,846)            (756,527)                              (12,290,373)
  Cumulative foreign currency
    translation adjustment                     (1,885,357)              -                                     (1,885,357)
                                             ------------         ------------                              ------------

  TOTAL STOCKHOLDERS' EQUITY
    (DEFICIT)                                  12,431,696             (152,445)                               12,279,251
                                             ------------         ------------                              ------------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                       $ 21,115,657         $  2,043,330                               $23,158,987
                                             ============         ============                               ===========

                          SWISSRAY INTERNATIONAL, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        NINE MONTHS ENDED MARCH 31, 1997






                                                       Historical
                                            --------------------------------
                                              Swissray
                                            International         Empower           Pro Forma            Pro Forma
                                                Inc.                Inc.            Adjustments          Combined
                                            -------------       ------------        -----------         ------------
NET SALES                                   $  9,117,390        $ 4,218,355                             $ 13,335,745

COST OF SALES                                  4,901,693          3,667,499                                8,569,192
                                            ------------        -----------                             ------------

GROSS PROFIT                                   4,215,697            550,856                                4,766,553
                                            ------------        -----------                             ------------

EXPENSES:
  Other operating                              1,172,798                 --                                1,172,798
  Selling, general and administrative          3,867,235            682,105                                4,549,340
  Research and development                     2,297,965                 --                                2,297,965
  Bad debts                                           --             71,113                                   71,113
  Depreciation and amortization                  556,648             26,547                                  583,195
                                            ------------        -----------                             ------------

    TOTAL EXPENSES                             7,894,646            779,765                                8,674,411
                                            ------------        -----------                             ------------

INCOME (LOSS) BEFORE OTHER
  INCOME AND INCOME TAXES                     (3,678,949)          (228,909)                              (3,907,858)

OTHER INCOME                                      64,050                 87                                   64,137
                                            ------------        -----------                             ------------

INCOME (LOSS) BEFORE PROVISION
  FOR INCOME TAXES                            (3,614,899)          (228,822)                              (3,843,721)

INCOME TAX PROVISION                                  --              3,520                                    3,520
                                            ------------        -----------                             ------------

NET LOSS FROM
  CONTINUING OPERATIONS                     $ (3,614,899)       $  (232,342)                            $ (3,847,241)
                                            ============        ===========                             ============

                          SWISSRAY INTERNATIONAL, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1996






                                                      Historical
                                            --------------------------------
                                              Swissray
                                            International         Empower         Pro Forma            Pro Forma
                                                 Inc.               Inc.          Adjustments          Combined
                                            ------------        ------------      -----------          ------------
NET SALES                                   $ 10,899,222        $ 8,813,949                            $ 19,713,171

COST OF SALES                                  5,793,306          7,434,396                              13,227,702
                                            ------------        -----------                            ------------

GROSS PROFIT                                   5,105,916          1,379,553                               6,485,469
                                            ------------        -----------                            ------------

EXPENSES:
  Other operating                              1,098,346                 --                               1,098,346
  Selling, general and administrative          4,744,206          1,269,198                               6,013,404
  Research and development                     1,731,502                 --                               1,731,502
  Bad debts                                      491,487                 --                                 491,487
  Depreciation and amortization                  526,138             77,307                                 603,445
                                            ------------        -----------                            ------------

    TOTAL EXPENSES                             8,591,679          1,346,505                               9,938,184
                                            ------------        -----------                            ------------

INCOME (LOSS) BEFORE OTHER
  INCOME AND INCOME TAXES                     (3,485,763)            33,048                              (3,452,715)

OTHER INCOME                                     810,003                420                                 810,423
                                            ------------        -----------                            ------------

INCOME (LOSS) BEFORE PROVISION
  FOR INCOME TAXES                            (2,675,760)            33,468                              (2,642,292)

INCOME TAX PROVISION (BENEFIT)                  (364,648)             2,932                                (361,716)
                                            ------------        -----------                            ------------

NET INCOME (LOSS) FROM
  CONTINUING OPERATIONS                     $ (2,311,112)       $    30,536                            $ (2,280,576)
                                            ============        ===========                            ============

                          SWISSRAY INTERNATIONAL, INC.
                         UNAUDITED PRO FORMA ADJUSTMENTS
                                 MARCH 31, 1997

                                                        (1)


Investment in subsidiary                                                        $200,000
  Common stock                                                                                     $       800
  Additional paid-in capital                                                                           199,200

To record the issuance of 80,000 shares of common stock in exchange for all outstanding common stock of Empower, Inc.






                                                        (2)


Common stock                                                                       7,500
Additional paid-in capital                                                       192,500
  Investment in subsidiary                                                                             200,000

To eliminate subsidiaries capital upon consolidation.
